                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-3, File Nos. 33-62537 and 33-62539 and on Form S-8, File Nos. 33-3087, 33-25577, 33-54596
and 33-52813.





                                                             ARTHUR ANDERSEN LLP



Denver, Colorado,
  March 13, 1996